UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report.)

Item 12.                                    Results of Operations and Financial Condition.

On August 12, 2004, AirNet Systems, Inc. issued a news release announcing results for the three and six months ended June 30, 2004.  A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: August 16, 2004	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated August 16, 2004

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on August 12, 2004